UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

March 9, 2012

Steadfast Income REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-160748	27-0351641
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18100 Von Karman Avenue, Suite 500

Irvine, California 92612

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 852-0700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Property Acquisition

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Property Acquisition

On March 9, 2012 (the “Closing Date”), Steadfast Income REIT, Inc. (the “Company”) acquired a fee simple interest in a 252-unit multifamily residential property located in Edmond, Oklahoma commonly known as Spring Creek of Edmond (the “Spring Creek Property”) through SIR Spring Creek, LLC (“SIR Spring Creek”), a wholly-owned subsidiary of Steadfast Income REIT Operating Partnership, L.P., the Company’s operating partnership (the “Operating Partnership”).

SIR Spring Creek acquired the Spring Creek Property from WC/TP Spring Creek, LLC, a third party seller, for an aggregate purchase price of $19,350,000, exclusive of closing costs. SIR Spring Creek financed the payment of the purchase price for the Spring Creek Property with (1) proceeds from the Company’s ongoing public offering and (2) the assumption of an existing mortgage loan from U.S. Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Commercial Securities Corp., Multifamily Mortgage pass-Through Certificates, Series 2011-K702 (the “Lender”) in the original principal amount of $14,100,000 (the “Spring Creek Loan”). For additional information on the terms of the Spring Creek Loan, see Item 2.03 below.

The Spring Creek Property was constructed in 1974 and was renovated extensively in 2009 and 2010. The Spring Creek Property is comprised of twenty-four two and three-story buildings and contains 252 units. The units at the Spring Creek Property consist of a mix of one, two and three-bedroom units averaging approximately 1,050 square feet per unit. Average in-place monthly rent at the Spring Creek Property was approximately $825 as of February 16, 2012. Property amenities at the Spring Creek Property include two swimming pools, a clubhouse, a fitness center and an onsite leasing office. Unit amenities at the Spring Creek Property include fully equipped kitchens with stainless steel appliances, granite countertops, washer/dryer connections, wood burning fireplaces in select units, ceiling fans, large closets, private patios and/or balconies (in all but eight units) and vinyl wood flooring. Occupancy at the Spring Creek Property was 94% as of February 16, 2012.

An acquisition fee of approximately $390,000 was earned by Steadfast Income Advisor, LLC, the Company’s external affiliated advisor (the “Advisor”), in connection with the acquisition of the Spring Creek Property, which acquisition fee is expected to be paid to the Advisor subject to the terms of the advisory agreement between the Company, the Operating Partnership and the Advisor.

The material terms of the agreements regarding the acquisition of the Spring Creek Property described herein are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Management of Property

On the Closing Date, SIR Spring Creek and Steadfast Management Company, Inc. (the “Property Manager”), an affiliate of the Company, entered into a Property Management Agreement (the “Management Agreement”), pursuant to which the Property Manager will serve as the exclusive leasing agent and manager of the Spring Creek Property. Pursuant to the Management Agreement, SIR Spring Creek will pay the Property Manager a monthly management fee in an amount equal to 3.5% of the Spring Creek Property’s gross collections (as defined in the Management Agreement) for each month. The Management Agreement has an initial term of one year and will continue thereafter on a month-to-month basis unless either party gives 60 days’ prior notice of its desire to terminate the Management Agreement. SIR Spring Creek may terminate the Management Agreement at any time upon 30 days’ prior written notice to the Property Manager in the event of the gross negligence, willful misconduct or bad acts of the Property Manager or any of the Property Manager’s employees. Either party may terminate the Management Agreement due to a material breach of the other party’s obligations under the Management Agreement that remains uncured for thirty days after notification of such breach.

The material terms of the Management Agreement described herein are qualified in their entirety by the Management Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Spring Creek Loan

In connection with the acquisition of the Spring Creek Property, pursuant to an Assumption Agreement (the “Assumption Agreement”), SIR Spring Creek assumed the Spring Creek Loan and all of the obligations under the Multifamily Note evidencing the Spring Creek Loan (the “Spring Creek Note”), the Spring Creek Mortgage (as defined below) and certain other loan documents relating to the Spring Creek Loan (collectively, the “Loan Documents”). Pursuant to the Assumption Agreement, SIR Spring Creek paid the Lender an assumption fee of $139,132, or 1.0% of the outstanding principal balance of the Spring Creek Loan (the “Assumption Fee”). As of the Closing Date, the outstanding principal balance of the Spring Creek Loan, taking into account the payment of the Assumption Fee, was $13,876,940.

The Spring Creek Loan has a maturity date of February 1, 2018 (the “Maturity Date”). Interest on the outstanding principal balance of the Spring Creek Loan will accrue at a fixed rate of 4.88% per annum (the “Interest Rate”). A monthly payment of principal and interest on the Spring Creek Loan in the amount of $74,661.16 is due and payable on the first day of each month until the Maturity Date. The entire outstanding principal balance of the Spring Creek Loan is due and payable in full on the Maturity Date. So long as any monthly payment or any other amount due under the Spring Creek Note remains past due for 30 days or more or any other event of default under the Loan Documents has occurred and is continuing, interest will accrue on the Spring Creek Loan at a rate per annum equal to the lesser of (1) the Interest Rate plus 4.0% or (2) the maximum interest rate which may be collected by the Lender under applicable law. So long as any payment due under the Spring Creek Note or any other Loan Document is not received by the Lender within ten days after such payment is due, SIR Spring Creek will pay to the Lender, immediately and without demand by the Lender and in addition to the default interest rate payable to the Lender, a late charge equal to 5.0% of the amount of the payment due.

SIR Spring Creek may voluntarily prepay all, but not less than all, of the unpaid principal balance of the Spring Creek Loan and all accrued interest thereon and other sums due to the Lender under the Loan Documents, provided that (1) no prepayment may be made during certain time periods set forth in the Spring Creek Note and (2) SIR Spring Creek must provide the Lender with at least 30 days prior written notice of any such prepayment. In addition, under certain circumstances SIR Spring Creek must also pay a prepayment fee to the Lender, calculated as set forth in the Spring Creek Note, in connection with a voluntary prepayment of the Spring Creek Loan. The terms of prepayment of the Spring Creek Note vary depending on whether or not the Spring Creek Note has been assigned to a Real Estate Mortgage Investment Conduit (REMIC) trust.

The performance of the obligations of SIR Spring Creek under the Spring Creek Loan are secured by a Multifamily Mortgage, Assignment of Rents and Security Agreement (Oklahoma) by SIR Spring Creek for the benefit of the Lender with respect to the Spring Creek Property (the “Spring Creek Mortgage”). Additionally, pursuant to an Assignment of Management Agreement and Subordination of Management Fees, SIR Spring Creek assigned all of its rights and interests in the Management Agreement to Lender upon an event of default under any of the Loan Documents.

Pursuant to the Spring Creek Note, SIR Spring Creek will have no liability under the Loan Documents for the repayment of the principal and interest and any other amounts due under the Loan Documents (the “Indebtedness”) or for the performance of any other obligations under the Loan Documents; provided, however, that (1) the Indebtedness shall be recourse to SIR Spring Creek for the repayment of a portion of the Indebtedness equal to any loss or damage suffered by the Lender as a result of, among other events, (a) failure of SIR Spring Creek to pay to the Lender upon demand after an event of default all rents and security deposits to which the Lender is entitled under the Spring Creek Mortgage, (b) failure of SIR Spring Creek to apply all insurance proceeds and condemnation proceeds as required by the Spring Creek Mortgage, (c) failure by SIR Spring Creek to comply with the provisions of the Spring Creek Mortgage regarding delivery of books, records and statements, and (d) willful material waste of the Spring Creek Property, and (2) SIR Spring Creek will be personally liable to Lender with respect to (a) the performance of SIR Spring Creek’s obligations under the environmental protection and hazardous materials provisions of the Spring Creek Mortgage and (b) any audit of SIR Spring Creek’s books and records by the Lender pursuant to the Spring Creek Mortgage. In addition, SIR Spring Creek will be personally liable to the Lender for the repayment of all Indebtedness, and the Spring Creek Loan will be fully recourse to SIR Spring Creek, upon the occurrence of, among other events, (1) fraud or written material misrepresentation by SIR Spring Creek or any officer, director, partner, member or employee of SIR Spring Creek in connection with the Indebtedness or any request for any action or consent by the Lender, (2) SIR Spring Creek’s acquisition of any real property other than the Spring Creek Property or operation of any business other than the management of the Spring Creek Property, (3) certain prohibited transfers of ownership interests in SIR Spring Creek or the Spring Creek Property, and (4) certain bankruptcy and insolvency events with respect to SIR Spring Creek or the Spring Creek Property.

In connection with the Spring Creek Loan, the Company and the Operating Partnership, jointly and severally, have absolutely, unconditionally and irrevocably guaranteed to the Lender full and prompt payment when due of all amounts for which SIR Spring Creek is personally liable under the Loan Documents, as described above.

The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.4 through 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 15, 2012, the Company distributed a press release announcing the completion of the acquisition of the Spring Creek Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Because it is impracticable to provide the required financial statements for the acquisition of the real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

See Paragraph (a) above.

(d)	Exhibits.

Exhibit	Description

10.1	Purchase and Sale Agreement and Joint Escrow Instructions, dated as of December 9, 2011, by and between WC/TP Spring Creek, LLC and Steadfast Asset Holdings, Inc.

10.2	Assignment and Assumption of Purchase Agreement, dated as of March 9, 2012, by and between Steadfast Asset Holdings, Inc. and SIR Spring Creek, LLC

10.3	Property Management Agreement, dated as of March 9, 2012, by and between SIR Spring Creek, LLC and Steadfast Management Company, Inc.

10.4	Assumption Agreement, dated as of March 9, 2012, by and among U.S. Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Commercial Securities Corp., Multifamily Mortgage pass-Through Certificates, Series 2011-K702, WC/TP Spring Creek, LLC, SIR Spring Creek, LLC, John A. Wensigner, Steadfast Income REIT Operating Partnership, L.P. and Steadfast Income REIT, Inc.

10.5	Multifamily Note, effective as of January 31, 2011, by WC/TP Spring Creek, LLC in favor of Holliday Fenoglio Fowler, L.P.

10.6	Allonge to Note, dated as of March 9, 2012, by SIR Spring Creek, LLC in favor of U.S. Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Commercial Securities Corp., Multifamily Mortgage pass-Through Certificates, Series 2011-K702

10.7	Multifamily Mortgage, Assignment of Rents and Security Agreement (Oklahoma – Revision Date 03-31-2008), dated as of January 31, 2011, by and between WC/TP Spring Creek, LLC and Holliday Fenoglio Fowler, L.P.

10.8	Assignment of Management Agreement and Subordination of Management Fees, dated as of March 9, 2012, by and between SIR Spring Creek, LLC, Steadfast Management Company, Inc. and U.S. Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Commercial Securities Corp., Multifamily Mortgage pass-Through Certificates, Series 2011-K702

10.9	Guaranty, dated as of March 9, 2012, by Steadfast Income REIT Operating Partnership, L.P. and Steadfast Income REIT, Inc. for the benefit of U.S. Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Commercial Securities Corp., Multifamily Mortgage pass-Through Certificates, Series 2011-K702

99.1	Press Release, dated March 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date: March 15, 2012	By:	/s/ Rodney F. Emery
Rodney F. Emery
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit	Description

10.1	Purchase and Sale Agreement and Joint Escrow Instructions, dated as of December 9, 2011, by and between WC/TP Spring Creek, LLC and Steadfast Asset Holdings, Inc.

10.2	Assignment and Assumption of Purchase Agreement, dated as of March 9, 2012, by and between Steadfast Asset Holdings, Inc. and SIR Spring Creek, LLC

10.3	Property Management Agreement, dated as of March 9, 2012, by and between SIR Spring Creek, LLC and Steadfast Management Company, Inc.

10.4	Assumption Agreement, dated as of March 9, 2012, by and among U.S. Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Commercial Securities Corp., Multifamily Mortgage pass-Through Certificates, Series 2011-K702, WC/TP Spring Creek, LLC, SIR Spring Creek, LLC, John A. Wensigner, Steadfast Income REIT Operating Partnership, L.P. and Steadfast Income REIT, Inc.

10.5	Multifamily Note, effective as of January 31, 2011, by WC/TP Spring Creek, LLC in favor of Holliday Fenoglio Fowler, L.P.

10.6	Allonge to Note, dated as of March 9, 2012, by SIR Spring Creek, LLC in favor of U.S. Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Commercial Securities Corp., Multifamily Mortgage pass-Through Certificates, Series 2011-K702

10.7	Multifamily Mortgage, Assignment of Rents and Security Agreement (Oklahoma – Revision Date 03-31-2008), dated as of January 31, 2011, by and between WC/TP Spring Creek, LLC and Holliday Fenoglio Fowler, L.P.

10.8	Assignment of Management Agreement and Subordination of Management Fees, dated as of March 9, 2012, by and between SIR Spring Creek, LLC, Steadfast Management Company, Inc. and U.S. Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Commercial Securities Corp., Multifamily Mortgage pass-Through Certificates, Series 2011-K702

10.9	Guaranty, dated as of March 9, 2012, by Steadfast Income REIT Operating Partnership, L.P. and Steadfast Income REIT, Inc. for the benefit of U.S. Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Commercial Securities Corp., Multifamily Mortgage pass-Through Certificates, Series 2011-K702

99.1	Press Release, dated March 15, 2012